UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 27, 2005
                                                         ----------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective October 27, 2005, Timothy C. Moses has resigned as an officer and director of Nova Biogenetics Inc. due to personal reasons. His successor will be formally announced in the near future.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVA BIOGENETICS INC.
                                        (Registrant)

Date:  October 27, 2005

                                        By: /s/ Dr. Kevin Smith
                                            -------------------
                                            Dr. Kevin Smith
                                            Chief Executive Officer


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